RELATED PARTY TRANSACTIONS	12 Months Ended
Feb. 28, 2023
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 5 – RELATED PARTY TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by officers, directors, or shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

Since February 24, 2021 (Inception) through February 28, 2023, the Company’s sole officer and director loaned the Company $12,879 to pay for incorporation costs and general and administrative expenses.  As of February 28, 2023, the amount outstanding was $12,879. The loan is non-interest bearing, due upon demand and unsecured.